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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                      FEBRUARY 4, 2000 (JANUARY 21, 2000)



                                 SIMMONS COMPANY
             (Exact Name of Registrant as Specified in its Charter)




       DELAWARE                     333-76723                   06-1007444
       (State of                   (Commission                 (IRS Employer
    Incorporation)                 File Number)             Identification No.)

                        ONE CONCOURSE PARKWAY, SUITE 600
                                ATLANTA, GA 30328
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (770) 512-7700


                                      N/A
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         (Former name or former address, if changed since last report.)






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 21, 2000, Simmons Company ("Simmons"), Gallery Corp., a Delaware corporation and wholly-owned subsidiary of Simmons ("Gallery"), H&H Sleep Centers, Inc., a California corporation ("H&H"), CBMC Corp., a California corporation ("CBMC"), and the shareholders of H&H and CBMC (the "Shareholders") effected a transaction whereby Gallery acquired substantially all of the retail store locations and other assets of H&H and CBMC. H&H and CBMC had previously operated retail stores in the Los Angeles, Orange County and San Diego areas, selling primarily mattresses and related bedding products.

         Simmons, through Gallery, acquired the H&H and CBMC assets in transactions involving the resolution of those companies' outstanding debt obligations to Simmons, and the assumption by Simmons of certain other liabilities of H&H and CBMC. Gallery, as a result of the transactions, will operate approximately 40 retail locations in Southern California previously owned by H&H and CBMC.



ITEM 7.  FINANCIAL STATEMENTS

         (a)      Financial Statements of Businesses Acquired.
                  -------------------------------------------

                  It is not practical to provide financial statements, if required, at this time. Such financial statements, if required, will be filed under cover of Form 8-K/A within 60 days.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  It is not practical to provide financial statements, if required, at this time. Such financial statements, if required, will be filed under cover of Form 8-K/A within 60 days.

(c)      Exhibits.
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              Exhibit
              Number        Exhibit
              ------        -------

                  99.1      Press release issued by Simmons on January 25, 2000.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    SIMMONS COMPANY



                                    By:/s/ Jonathan C. Daiker
                                       -----------------------------------------
                                         Jonathan C. Daiker
                                         Executive Vice President -- Finance and
                                         Administration, Chief Financial Officer
                                         and Director


Date:  February 4, 2000


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                                INDEX TO EXHIBITS

   EXHIBIT
   NUMBER             EXHIBIT
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     99.1             Press release issued by Simmons on January 25, 2000










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